UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 April 23, 2009
                ________________________________________________
                Date of Report (Date of earliest event reported)


                           URANIUM INTERNATIONAL CORP.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


          Nevada                        000-52660                 20-1769847
_______________________________   ________________________   ___________________
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)


       10475 Park Meadows Drive, Suite 600
               Lone Tree, Colorado                                 80124
     ________________________________________                    __________
     (Address of principal executive offices)                    (Zip Code)


                                 (720) 279-2377
               __________________________________________________
               Registrant's telephone number, including area code


                                 Not Applicable
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective on April 23, 2009, the Board of Directors (the "Board") of Uranium International Corp., a Nevada corporation (the "Company"), authorized the execution of a letter (the "Agreement") with Continental Precious Minerals Inc. ("CPM"). In accordance with the terms and provisions of the Agreement, the Company will purchase a total of thirteen exploration licences covering eight uranium deposits held by CPM in Sweden (collectively, the "Licenses"). The Agreement is subject to due diligence review by the Company, which is to be completed by August 30, 2009. Upon completion of successful due diligence, the Company anticipates closing of the Agreement by approximately August 31, 2009 (the "Closing").

In accordance with the terms and provisions of the Agreement, an initial cash payment of $25,000 will be paid by the Company to CPM (which as of the date of this Agreement has been paid). In furtherance of the terms and provisions of the Agreement and upon completion of satisfactory due diligence and Closing by approximately August 31, 2009: (i) the Company shall make a further cash payment to CPM of $7,500,000; (ii) the Company shall issue to CPM 6,000,000 shares of its restricted common stock; and (iii) the Company shall grant and deliver warrants exercisable to purchase up to 1,000,000 shares of the Company's restricted common stock at the conversion price of $1.00 per share exercisable for a period of two years from the date of issuance.

At the first anniversary date of the Closing, the Company shall make a further payment to CPM of $7,500,000 and CPM will transfer to the Company its right, title and interest to the Licenses.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

     Not applicable.

(b)  Pro forma Financial Information.

     Not applicable.

(c)  Shell Company Transaction.

     Not applicable.

(d)  Exhibits.

10.1 Letter Agreement dated April 21, 2009, effective April 23, 2009, between Uranium International Corp. and Continental Precious Metals Inc.

99.1 Press Release dated April 30, 2009 of Uranium International Corp.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 URANIUM INTERNATIONAL CORP.


DATE: May 1, 2009.

                                 /s/ MAREK J. KRECZMER
                                 ________________________________________
                                 Name:  Marek J. Kreczmer
                                 Title: President/Chief Executive Officer

















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